                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Insituform Technologies, Inc. (the "COMPANY") on Form 10-Q for the quarter ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "FORM 10-Q"), I, Christian G. Farman, Vice President and Chief Financial Officer of the Company, hereby certify, as of the date hereof, that:

      (1) the Form 10-Q fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 9, 2004

                                    /s/ Christian G. Farman
                                    --------------------------------------------
                                    Christian G. Farman
                                    Vice President and Chief Financial Officer